UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24064

TPG PRIVATE MARKETS FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, ICAPITAL FUND ADVISORS LLC

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END: 3/31

DATE OF REPORTING PERIOD: 3/31/26

Item 1. Reports to Stockholders.

(a) See Attached

iCapital

TPG Private Markets Fund

Annual Report

March 2026

TPG Private Markets

March 31, 2026

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	10
Change in Independent Registered Public Accounting Firm (Unaudited)	11
Portfolio Review (Unaudited)	12
Portfolio of Investments	13
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Approval of Investment Advisory Agreement	26
Supplemental Information	28
Privacy Notice	30

Fund Update

From inception through March 31, 2026, the TPG Private Markets Fund (“TPM”) generated a cumulative return of 28.46% and 28.0% for the Class I and Class A shares, respectively, with positive performance recorded in each month of the period. This compares favorably with the MSCI ACWI, which was flat over that time frame. As of March 31, 2026, the Fund reported $415 million in assets under management.¹,²

TPM was launched with a structure intended to facilitate efficient capital deployment. At inception, the Fund acquired a portfolio of private equity investments that had been held by TPG, which reduced early-stage cash drag.³ During its first six months of operations, the Fund expanded to 30 portfolio investments, deployed across buyout, growth equity, and GP-led secondary strategies alongside TPG-managed institutional funds.⁴ Performance during the period reflects both the transfer of seasoned investments at cost and valuation changes across existing portfolio holdings.

Market Overview

During the six months ended March 31, 2026, global equity and credit markets experienced periodic volatility driven by shifts in interest-rate expectations, public market valuation adjustments, and evolving financing conditions. Despite this environment, private equity transaction activity remained constructive, particularly in corporate carve-outs, take-private transactions, and sponsor-led continuation vehicles.⁵

During the period, several portfolio companies were impacted by observable third-party valuation events, including external equity financings, strategic partnerships, mergers, and other transactions that provided updated valuation reference points. Activity was particularly notable among technology-enabled and innovation-focused businesses, where capital events supported valuation increases.⁶

Fund Overview

From inception through March 31, 2026, TPM generated cumulative performance of 28.4% and 28.0% for its Class I and Class A shares, respectively. Approximately 53% of total performance was attributable to the transfer of seasoned investments that had been held by TPG and acquired by the Fund at cost. The remaining performance was attributable to valuation changes across existing portfolio investments, reflecting operating performance, earnings growth, capital structure developments, and external valuation events, where applicable.7

As of March 31, 2026, the Fund held investments in 30 portfolio companies across healthcare, technology-enabled services, consumer, business services, and other sectors consistent with TPG’s private equity strategy. With the majority of seeded capital deployed, the Fund is transitioning from its initial investment deployment phase to ongoing portfolio management and monitoring.

Portfolio Allocation by Strategy⁹

●	46% Buyout

●	24% Growth

●	21% GP-Led Secondaries

●	8% Liquid investments

Portfolio Allocation by Geography⁹

●	74% North America

●	20% Europe

●	6% Asia

Portfolio Allocation by Sector⁹

●	52% Technology

●	18% Consumer

●	12% Health Care

●	9% Business Services

●	9% Energy Transition

Portfolio Characteristics

As of March 31, 2026, the Fund held investments in 30 portfolio companies, acquired through a combination of seasoned investments transferred at inception and new investments completed alongside TPG-managed institutional private equity vehicles.¹⁰

Notes to Performance

Performance returns are based on net asset value (“NAV”) and are net of applicable Fund-level fees and expenses. Returns reflect the reinvestment of distributions, if any. Performance data quoted represents past performance and does not guarantee future results. See the Prospectus for additional information regarding fees, expenses, and risks

Investment return and principal value will fluctuate such that Fund shares, when repurchased, may be worth more or less than their original cost. Performance during shorter measurement periods may be materially affected by valuation changes, portfolio construction activity, and the timing of capital deployment.11

Although the Fund seeks diversification across strategies, sectors, and geographies, it is classified as non-diversified under the Investment Company Act of 1940 and therefore may invest a greater portion of its assets in a smaller number of issuers than a diversified fund. Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that TPG Private Markets Fund (“TPM”) will achieve its objectives, generate profits or avoid losses.

Index Description

Index information is presented for comparative purposes only and does not represent the performance of the Fund. Indexes are unmanaged and not available for direct investment.

MSCI All Country World Index (ACWI):

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,514 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Appendix: Share Class Performance Summary

Cumulative Performance Since Inception (as of March 31, 2026)

Share Class	ITD Cumulative Return
Class A	28.00%
Class I	28.46%

Performance for Class A shares does not reflect the deduction of the maximum applicable sales charge. If included, returns would be lower.

The inception date of all share classes is October 1, 2025. Performance reflects net returns based on NAV.

Footnotes

1.	Performance figures are cumulative and net of applicable fees and expenses. Past performance is not indicative of future results. Class A shares are subject to a maximum sales charge of 3.5%. Performance data shown for Class A shares does not reflect the deduction of the sales load, and, if reflected, would reduce the performance quoted. Annual Gross Expenses for Class A shares is 3.01%, and for Class I shares is 2.31%. See the Fund’s prospectus for a comprehensive explanation of the Fund’s fees and expenses.

2.	Source: Fund accounting records as of March 31, 2026.

3.	Warehoused investments refer to investments originated and held by TPG prior to the Fund’s launch and subsequently transferred to the Fund at cost and without interest.

4.	Source: iCapital internal investment and portfolio reporting as of March 31, 2026.

5.	Based on internal market observations and transaction activity during the period.

6.	Valuation events include third-party financings, mergers, and other observable transactions; actual realized values may differ materially.

7.	Performance attribution is based on internal management estimates and subject to change.

8.	Based on aggregated underlying portfolio company financial data; excludes select high-growth innovation-focused investments.

9.	Asset allocation percentages are based on invested exposure as of March 31, 2026; totals may not equal 100% due to rounding. Unfunded commitments are not included.

10.	Source: Internal fund investment records as of March 31, 2026.

11.	Valuations are determined in accordance with the Fund’s valuation procedures and applicable accounting standards. Actual realized values may differ materially.

RISKS AND IMPORTANT CONSIDERATIONS

This material is provided for informational purposes only and does not constitute investment advice, a recommendation, or an offer to buy or sell any securities. The views expressed herein are based on information available as of the date presented and are subject to change without notice.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE TPG PRIVATE MARKETS FUND BEFORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE FUND’S PROSPECTUS, WHICH CAN BE OBTAINED BY CALLING 833-466-4600 OR VISITING WWW.TPMFUND.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

This information is not an offer to sell securities issued by TPG Private Markets Fund (the “Fund”). All investors in the Fund must be “Accredited Investors,” as defined in Regulation D under the Securities Act of 1933. The Fund is a non-diversified, closed-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and designed for long-term investors and not as a trading vehicle. Although the Fund invests in diversified products or sectors, the Fund is non-diversified for purposes of the Investment Company Act of 1940, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

The Fund differs from open-end investment companies in that investors do not have the right to redeem their units on a daily basis. Instead, repurchases of units are subject to the approval of the Fund’s Board of Trustees (the “Board”). The Fund’s shares represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability. LIQUIDITY IN ANY GIVEN QUARTER IS NOT GUARANTEED. YOU SHOULD NOT INVEST IN THE FUND IF YOU NEED A LIQUID INVESTMENT.

The investment adviser of the Fund is iCapital Fund Advisors LLC (the “Adviser”). No assurance can be given that the Fund’s investment program will be successful. An investment in the Fund should be viewed only as part of an overall investment program. While the portfolio composition that has been developed by the Adviser reflects its assessment of the relative attractiveness of sub-sectors within the context of an investment portfolio, given the percentage of assets that are allocated to Investment Interests sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”) and Angelo, Gordon & Co., L.P. and their controlled funds, general partners and management companies and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”), the Fund may be less diversified, and more subject to concentration and reputational risk, than other funds investing in private equity interests.

TPG is not a sponsor, promoter, adviser or affiliate of the Fund.

An investment in the Fund is speculative and involves substantial risks. It is possible that investors may lose some or all of their investment. In general, alternative investments such as private equity involve a high degree of risk, including potential loss of principal invested. These investments can be highly illiquid, charge higher fees than other investments, and typically do not grow at an even rate of return and may decline in value. In addition, past performance is not necessarily indicative of future results.

The Fund’s investment portfolio will consist of private equity Investment Interests of any type (“Investment Interests”), in addition to co-investments, cash and cash-equivalents. Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity funds sponsored or managed by TPG. Many of such investments interests involve a high degree of business and financial risk that can result in substantial losses.

In addition to all of the risks inherent in alternative investments, an investment in the Fund involves specific risks associated with private equity investing. Underlying Investment Interests and many of the securities held by the Investment Interests may be difficult to value and will be priced in the absence of readily available market quotations, based on determinations of fair value, which may prove to be inaccurate. Fund investors will bear asset-based fees and expenses at the Fund level, and will also indirectly bear fees, expenses and performance-based compensation of the Underlying Investment Interests.

Underlying Investment Interests will not be registered under the 1940 Act.

THE FUND’S PROSPECTUS PROVIDES A MORE COMPLETE DISCUSSION OF THE RISKS SUMMARIZED BELOW.

The Fund currently invests a substantial portion of its assets in Investment Interests managed or sponsored by TPG and therefore may be less diversified, and more subject to concentration risk and/or investment manager specific risk, than other funds of private equity funds. If the Fund determines that its focused investment strategy on TPG Investment Interests is no longer appropriate or desirable, the Fund would allocate its assets to other Investment Interests which may expose the Fund to other risks or make it more difficult for the Fund to achieve its investment objective.

The Fund’s performance may be tied to the performance of fewer Investment Interests and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment mandates. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

The Fund’s investment portfolio will consist of Investment Interests which hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk.

Subject to the limitations and restrictions of the 1940 Act, the Fund may use leverage by borrowing money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund will have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income.

A TPG or any other private equity manager’s (each an “Investment Manager”) investments, depending upon its style, may be in operating companies whose capital structures are highly leveraged. Such investments involve a high degree of risk, as adverse fluctuations in the cash flow of such operating companies, or increased interest rates, may impair the ability to meet their obligations, which may accelerate and magnify declines in the value of any such investments in a down market. Fund shareholders will bear two layers of expenses: expenses of the Fund and indirect expenses of the Investment Interests.

TPG has no obligation to offer any deal nor will TPG have any role in approving the Fund’s participation in any specific Direct Access co-investment.

Each Investment Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Interest that it manages, and in certain cases subject to a preferred return. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, but may be subject to substantial tax liabilities if it fails to so qualify.

The Fund may invest indirectly a substantial portion of its assets in Investment Interests that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

The Fund may not receive timely valuation information from the Investment Managers of its Investment Interests, the Fund’s ability to accurately calculate its net asset value may be impaired. The Investment Managers generally provide estimated valuations on a monthly basis. The Fund also provides valuations, and issues Shares, on a monthly basis. The Fund’s Investment Interests, and many of the underlying investments held by the Investment Interests, will be priced by Investment Managers in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Adviser nor the Fund’s Board of Trustees will be able to confirm independently the accuracy of the Investment Managers’ valuations (and audits, if conducted, generally occur only once a year). An Investment Interest’s valuation information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

There is no market exchange available for Shares of the Fund thereby making them illiquid and difficult to dispose of.

Investment managers may invest in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in underlying investments that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

The Fund is distributed by iCapital Markets LLC (“iCapital Markets”), an SEC-registered broker-dealer and member of FINRA and SIPC. iCapital Fund Advisors LLC, an affiliate of iCapital Markets, serves as the investment adviser to the Fund. iCapital Fund Advisors LLC is registered as an investment adviser with the Securities and Exchange Commission; however, such registration does not imply a certain level of skill or training and no inference to the contrary should be made. The Adviser is exempt from registration with the Commodity Futures Trading Commission as a commodity pool operator.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together “iCapital”). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund’s investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

NOTHING CONTAINED IN THIS PRESENTATION CONSTITUTES AN OFFER TO SELL OR ISSUE INTERESTS IN ANY FUND OR OTHER INVESTMENT VEHICLE ORGANIZED OR ADVISED BY TPG. A SUBSCRIPTION IN THE FUND WILL NOT CONSTITUTE A SUBSCRIPTION IN ANY FUND OR OTHER INVESTMENT VEHICLE ORGANIZED OR ADVISED BY TPG.

The information in this presentation may contain projections or other forward-looking statements regarding future events, targets or expectations and is only current as of the date indicated. There is no assurance that such events or targets will be achieved, and may be significantly different from that shown here. The information in this presentation, including statements concerning financial market trends, is based on current market conditions, which will fluctuate and may be superseded by subsequent market events or for other reasons.

General discussions contained within this presentation regarding the market or market conditions represent the view of either the source cited, TPG or iCapital. Nothing contained herein is intended to predict the performance of any investment. There can be no assurance that actual outcomes will match the assumptions or that actual returns will match any expected returns. The information contained herein is subject to change, and iCapital/TPG assume no obligation to update the information herein.

Securities are offered through iCapital Markets LLC a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital Network). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital, iCapital Markets, and iCapital Network are registered trademarks of Institutional Capital Network, Inc.

Additional information is available upon request.

Investors should be aware that iCapital Markets provides distribution services to the funds and that iCapital Markets does not provide services to any investor, including any determination regarding whether an investment in a fund is in the best interests of, or is suitable for, any investor. Investors should exercise their own judgment and/or consult with a professional advisor to determine whether an investment in a fund is advisable.

© 2026 Institutional Capital Network, Inc. All Rights Reserved.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of TPG Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of TPG Private Markets Fund (the “Fund”) as of March 31, 2026, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from October 1, 2025 (commencement of operations) to March 31, 2026, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from October 1, 2025 (commencement of operations) to March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the investee funds and custodian. We believe that our audit provides a reasonable basis for our opinion.

 /s/ PricewaterhouseCoopers LLP

New York, New York

May 29, 2026

We have served as the auditor of one or more investment companies in the iCapital Funds complex since 2026.

Change in Independent Registered Public Accounting Firm (unaudited)

On December 16, 2025, the Fund dismissed Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm with respect to the Fund. On December 16, 2025, the audit committee (the “Audit Committee”) of the Board approved the appointment of PricewaterhouseCoopers LLP (“PwC”), as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026, effective immediately concurrent with the dismissal of Deloitte.

During the Fund’s most recent fiscal period ended June 23, 2025, and the subsequent interim period through December 16, 2025, neither the Fund nor anyone on its behalf consulted PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Deloitte’s report on the Fund’s financial statements for the fiscal period ended June 23, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal period ended June 23, 2025, and the subsequent interim period through December 16, 2025, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided Deloitte with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K.

TPG Private Markets Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2026

The table below shows the total returns for TPG Private Markets Fund and MSCI All Country World Index Net for the same time period ended March 31, 2026. (1)

Since Inception
October 1, 2025
TPG Private Markets Fund - Class I	28.46%
TPG Private Markets Fund - Class A	28.00%
TPG Private Markets Fund - Class A with Load (2)	23.55%
TPG Private Markets Fund - Class F	28.67%
MSCI AC World Index Net (3)	(0.40%)

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 212.994.7400.

(2)	Total return is calculated using the maximum sales load of 3.50%.

(3)	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors more than 2,500 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment, and does not incur fees.

Comparison of the Change in Value of a $10,000 Investment | October 1, 2025–March 31, 2026

Past performance is not necessarily indicative of future results.

*	Initial investment has been adjusted for the maximum sales load of 3.50%.

Holdings by Asset Type	% of Net Assets
Investment Interests
Direct Access Investments	91.42%
Short-Term Investments	8.53%
Other Assets in Excess of Liabilities	0.05%
Total	100.00%

TPG Private Markets Fund

PORTFOLIO OF INVESTMENTS

March 31, 2026

		Cost	Fair Value	% of Net Assets	Initial Acquisition Date
INVESTMENT INTERESTS - 91.42%

DIRECT ACCESS INVESTMENTS - 91.42%
T-POP Investment Holdings I, L.P.		$50,518,438	$66,833,030	16.12%	10/07/2025
T-POP Investment Holdings II, L.P.		54,339,462	53,680,915	12.94%	10/31/2025
T-POP Investment Holdings III, L.P.		32,490,136	45,523,130	10.98%	10/15/2025
T-POP Investment Holdings IV, L.P.		60,788,305	60,142,724	14.50%	10/14/2025
T-POP Investment Holdings V, L.P.		31,457,890	47,657,760	11.49%	10/29/2025
T-POP Investment Holdings VI, L.P.		42,833,562	43,593,991	10.51%	10/31/2025
T-POP Investment Holdings VII, L.P.		55,370,065	61,699,234	14.88%	10/29/2025
TOTAL INVESTMENT INTERESTS		$327,797,858	$379,130,784	91.42%

	Shares
SHORT-TERM INVESTMENTS - 8.53%
MONEY MARKET FUND - 8.53%
Fidelity Treasury Portfolio Class I, 3.55% (1)	35,385,015	35,385,015	35,385,015	8.53%
TOTAL SHORT-TERM INVESTMENTS		$35,385,015	$35,385,015	8.53%

TOTAL INVESTMENTS - 99.95% (Cost - $363,182,873)			$414,515,799
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.05%			215,543
NET ASSETS - 100.00%			$414,731,342

(1)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2026.

See accompanying notes to financial statements.

TPG Private Markets Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investments:
Investments at fair value (cost $363,182,873)	$414,515,799
Cash	86,101,711
Deferred offering costs	197,250
Dividend and interest income receivable	275,148
Receivable from adviser	139,215
Prepaid expenses and other assets	62,637
TOTAL ASSETS	$501,291,760

LIABILITIES
Subscriptions received in advance	85,827,300
Offering costs payable	394,500
Organizational costs payable	44,060
Service fees payable to related parties	91,566
Trustee fees payable	16,250
Distribution and servicing fees payable	782
Accrued expenses and other liabilities	185,960
TOTAL LIABILITIES	86,560,418

NET ASSETS	$414,731,342

Composition of Net Assets:
Paid-in capital	$363,299,451
Accumulated earnings	51,431,891
NET ASSETS	$414,731,342

Class I:
Net assets	$1,898,927
Shares of beneficial interest outstanding [$0 par value]	147,988
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$12.83

Class A:
Net assets	$57,615
Shares of beneficial interest outstanding [$0 par value]	4,500
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$12.80
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$13.26

Class F:
Net assets	$412,774,800
Shares of beneficial interest outstanding [$0 par value]	32,113,224
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$12.85

See accompanying notes to financial statements.

TPG Private Markets Fund
STATEMENT OF OPERATIONS
For the Period from October 1, 2025 (1) to March 31, 2026

INVESTMENT INCOME
Interest income	$934,313
TOTAL INVESTMENT INCOME	934,313

EXPENSES
Management fees	349,123
Legal fees	222,726
Amortization of deferred offering costs	197,250
Audit and tax fees	149,430
Administrative services fees	66,079
Trustee fees and expenses	52,328
Transfer agent fees	49,009
Organizational costs	44,060
Custodian fees	27,449
Registration fees	24,317
Chief compliance officer fees	18,448
Printing and postage expense	14,931
Insurance expense	5,905
Distribution 12b-1 and servicing fees - Class A Shares	250
Distribution 12b-1 and servicing fees - Class I Shares	1,057
Other expenses	2,974
TOTAL EXPENSES	1,225,336

Less: Fees waived/expenses reimbursed	(595,578)
NET EXPENSES	629,758

NET INVESTMENT INCOME	304,555

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
Investments	51,332,926
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	51,332,926

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,637,481

(1)	Commencement of operations.

See accompanying notes to financial statements.

TPG Private Markets Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period from October 1, 2025 (1) to March 31, 2026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$304,555
Net change in unrealized appreciation on investments	51,332,926
Net increase in net assets resulting from operations	51,637,481

DISTRIBUTIONS TO SHAREHOLDERS
Class I	(596)
Class F	(204,994)
Total Distributions to Shareholders	(205,590)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold
Class I	1,676,500
Class F	361,520,955
Reinvestment of distributions
Class I	161
Class F	1,835
Total increase in net assets from shares of beneficial interest transactions	363,199,451

NET INCREASE IN NET ASSETS FROM OPERATIONS AND BENEFICIAL INTEREST TRANSACTIONS	414,631,342

NET ASSETS
Beginning of period	100,000
End of period	$414,731,342

SHARE ACTIVITY
Class I:
Beginning of period	4,500
Shares Sold	143,473
Shares Reinvested	15
End of period	147,988

Class A:
Beginning of period	4,500
End of period	4,500

Class F:
Beginning of period	1,000
Shares Sold	32,112,049
Shares Reinvested	175
End of period	32,113,224

(1)	Commencement of operations.

See accompanying notes to financial statements.

TPG Private Markets Fund
STATEMENT OF CASH FLOWS
For the Period from October 1, 2025 (1) to March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$51,637,481
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	$(327,797,858)
Net purchases of short-term investments	(35,385,015)
Net change in unrealized appreciation on investments	(51,332,926)
Amortization of prepaid expenses and deferred offering costs	227,472
Increase in deferred offering costs	(394,500)
Increase in dividend and interest income receivable	(275,148)
Increase in receivable from adviser	(139,215)
Increase in prepaid expenses and other assets	(92,859)
Increase in subscriptions received in advance	85,827,300
Increase in offering costs payable	394,500
Increase in organizational costs payable	44,060
Increase in service fees payable to related parties	91,566
Increase in trustee fees payable	16,250
Increase in distribution and servicing fees payable	782
Increase in accrued expenses and other liabilities	185,960
Net cash used in operating activities	(276,992,150)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares issued, net of change in subscriptions received in advance	363,197,455
Distributions paid to shareholders, net of reinvested distributions	(203,594)
Net cash provided by financing activities	362,993,861

NET INCREASE IN CASH	86,001,711
CASH - BEGINNING OF PERIOD	100,000
CASH - END OF PERIOD	$86,101,711

(1)	Commencement of operations.

See accompanying notes to financial statements.

TPG Private Markets Fund
FINANCIAL HIGHLIGHTS

	Class I		Class A		Class F
	For the period from		For the period from		For the period from
	October 1, 2025 (1)		October 1, 2025 (1)		October 1, 2025 (1)
	to March 31, 2026		to March 31, 2026		to March 31, 2026
Net asset value, beginning of period	$10.00		$10.00		$10.00
Gain from investment operations:
Net investment income/(loss) (2)	(0.00	) (8)	(0.04)		0.02
Net realized and unrealized gain on investments	2.82		2.84		2.82
Net increase in net assets resulting from operations	2.82		2.80		2.84
Less distributions to Shareholders from:
Net investment income	0.01		—		0.01
Total distributions	0.01		—		0.01
Net asset value, end of period	$12.83		$12.80		$12.85
Total return (3)	28.46	% (6)	28.00	% (6)	28.67	% (6)
Net assets, end of period (000s)	$1,899		$58		$412,775
Ratios/supplemental data:
Ratio of gross expenses to average net assets (4,5)	1.40	% (7)	2.74	% (7)	1.13	% (7)
Ratio of net expenses to average net assets (5)	0.93	% (7)	1.63	% (7)	0.63	% (7)
Ratio of net investment income/(loss) to average net assets (5)	(0.03	%) (7)	(0.68	%) (7)	0.31	% (7)
Portfolio turnover rate	0	% (6)	0	% (6)	0	% (6)

(1)	Commencement of operations.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown exclude the effect of applicable sales charges and tender fees and assume reinvestment of all distributions.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Income and expense ratios do not reflect the Fund’s proportionate share of income and expenses of the Investee Funds.

(6)	Not annualized.

(7)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

(8)	Less than $.01.

See accompanying notes to financial statements.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

1.	ORGANIZATION

TPG Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on March 4, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified investment management company. The Fund commenced operations on October 1, 2025. iCapital Fund Advisors LLC (the “Adviser’’) serves as the Fund’s investment adviser. The Fund currently offers three separate classes of shares of beneficial interest (the “Shares”), designated as Class A, Class I, and Class F on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum initial investment for an investor in the Fund is $10,000, and the minimum additional investment in the Fund by any investor is $10,000. Class A Shares are sold at NAV plus a maximum sales charge of 3.50%. Class I Shares and Class F Shares are sold at NAV without an initial sales charge. Class A Shares and Class I Shares are subject to a fee of 1.00% and 0.30%, respectively, of the aggregate NAV of Class A Shares and Class I Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, to private equity investment interests of any type (“Investment Interests”) sponsored or managed by TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P. (collectively, “TPG Operating Group”), and Angelo, Gordon & Co., L.P., and their controlled funds, general partners, management companies, and any of their affiliates, including TPG Inc. (together with TPG Operating Group, “TPG”). However, the Fund may at any time determine to allocate its assets to Investment Interests not sponsored, advised by, or otherwise linked to, TPG and to mandates and asset classes not representative of private equity.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Treasurer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Transactions and Related Investment Income and Expenses – Investment transactions are accounted for on a trade-date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date or as soon as the information becomes available to the Fund. Realized gains and losses from the sale of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Fund bears all expenses incurred in the course of its operations, and expenses are recorded on an accrual basis.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Distributions from Investee Funds—Distributions from Investee Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution provided by the Investee Funds. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Cash – Cash consists of monies held at UMB Bank, N.A. Such balances may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments – Short-term investments represent holdings in high-quality money market instruments and money market mutual funds and are recorded at NAV per Share, which approximates fair value. Money market instruments are high-quality, short-term fixed-income obligations that generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on the ex-dividend date. Distributable net realized capital gains are also declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are classified as either temporary or permanent. Permanent differences are reclassified within the composition of net assets based on their federal tax-basis treatment, while temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a Regulated Investment Company (“RIC”) by complying with the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs and by distributing substantially all of its taxable income and net realized gains (after reduction for capital loss carryforwards) to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained, assuming examination by tax authorities in accordance with ASC Topic 740, Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s September 30, 2026 tax return. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The March 31, 2026 book cost has not been adjusted for book and tax basis differences, as the first tax year end is September 30, 2026. The cost of investments and the net unrealized appreciation and depreciation on investments on a tax basis as of March 31, 2026 are noted below:

Tax cost basis of investments	$360,413,009

Gross unrealized appreciation	$55,406,918
Gross unrealized depreciation	(1,304,128)
Net unrealized appreciation	$54,102,790

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2026.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

3.	FAIR VALUE MEASUREMENT

The Fund utilizes various methods to measure the fair value of its investments. U.S. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, Fair Value Measurement (“ASC Topic 820”), these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2026:

				Investments
	Level 1	Level 2	Level 3	Valued at NAV (1)	Total
Assets:
Investment Interests	$—	$—	$—	$379,130,784	$379,130,784
Short-Term Investments	35,385,015	—	—	—	35,385,015
Total Investments:	$35,385,015	$—	$—	$379,130,784	$414,515,799

(1)	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV – The Fund records its investment in the Investment Interests at fair value in accordance with ASC Topic 820, based on the Fund’s proportionate share of its interest in the net assets of the Investment Interests. ASC Topic 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per Share, or its equivalent, of the investment interest as a practical expedient, without further adjustment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

The value assigned to the Fund’s investments in the Investment Interests is based on available information and does not necessarily represent the amount that might ultimately be realized, as that amount depends on future circumstances and cannot reasonably be determined until the Investment Interests investments are liquidated. Furthermore, the Fund’s investment in the Investment Interests is indirectly subject to any restrictions on the liquidity of the Investment Interests investments. The Fund’s investments in the Investment Interests totaled $379,130,784 as of March 31, 2026, and can be liquidated in accordance with the Investment Interests liquidation terms.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

A listing of the investments held by the Fund and their attributes, as of March 31, 2026, is shown in the table below:

							Redemption
			Unfunded		Redemption		Restrictions
Investment	Investment Strategy	Fair Value	Commitments	Remaining Life	Frequency	Notice Period (1)	Terms (2)
Direct Access Investments	Direct Access Investments are buyout and growth equity investments, made by the Fund on a deal-by-deal basis, through or alongside private equity	$379,130,784	$185,538,718	N/A	None	N/A	N/A
Total		$379,130,784

(1)	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(2)	The Investment interests cannot be redeemed. Instead, the nature of the Investment interests is that distributions are received through the liquidation of the underlying assets. Distributions from Investment Interests occur at irregular intervals and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.

Investment Transactions – For the period ended March 31, 2026, the cost of purchases and proceeds from sales or other disposition of investments, excluding short-term investments, were $327,797,858 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES, AND OTHER FEES

Management Fee – The Fund pays the Adviser a monthly fee of 0.0291% (i.e., 0.35% on an annualized basis) of the Fund’s month-end NAV (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is separate from the asset-based fees and incentive fees paid in respect of the Investment Interests paid to TPG or any other private equity manager and indirectly borne by investors in the Fund. The Fund incurred $349,123 in Management Fees for the period ended March 31, 2026, which is included in the Statement of Operations. As of March 31, 2026, there was no payable due to the Adviser for Management Fees.

Expense Reimbursement Agreements – The Adviser has contractually entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until September 10, 2027 (the “Limitation Period”), the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A Shares, Class I Shares, and Class F Shares during the Limitation Period to an amount not to exceed 0.28% per annum of the Fund’s net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fee, and Investment Interest expenses (i.e., acquired fund fees and expenses, including contribution requirements for investments, expenses, and management fees); (ii) interest expense; (iii) other investment-related expenses of the Fund; (iv) taxes; and (v) litigation and other extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(whichever is lower). As of March 31, 2026, the receivable due from Adviser for such reimbursement was $139,215. The Adviser waived $595,578 in expenses for the Fund, which may be recaptured by March 31, 2029.

Distribution and Servicing Fee – The Fund has adopted a Distribution and Service Plan Agreement (the “Plan”) for Class A, Class I, and Class F Shares under Rule 12b-1 of the 1940 Act. Under the Plan, the Fund pays a monthly fee from the net assets of Class A Shares and Class I Shares at annual rates of 1.00% and 0.30%, respectively, based on the aggregate NAV of the applicable class of shares. The Fund does not pay fees to the Distributor, as defined below, for the distribution of Class F Shares. This amount is determined and accrued as of the last day of each calendar month before any Share repurchases (the “Distribution and Servicing Fee”).

The Distribution and Servicing Fee is paid to iCapital Markets LLC, an affiliate of the Adviser (the “Distributor”), as compensation for ongoing distribution-related activities, services, and/or maintenance of the Fund’s shareholder accounts that are not otherwise required to be provided by the Adviser. The Distributor may enter into a dealer agreement with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Adviser, that have agreed to participate in the distribution of the Shares. During the period ended March 31, 2026, pursuant to the Plan, Class A Shares and Class I Shares incurred $250 and $1,057, respectively, in Distribution and Servicing Fees paid to the Distributor, which are included in the Statement of Operations. As of March 31, 2026, Distribution and Servicing Fees payable to the Distributor totaled $782.

Organizational and Offering Expenses – Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge at the commencement of operations and amortized on a straight-line basis over twelve months. Organizational costs include expenses related to forming the Fund, drafting bylaws, preparing administration, custody, and transfer agency agreements, and legal services for the initial Board meeting. Offering costs include expenses for preparing, reviewing, and filing the Fund’s registration statement with the U.S. Securities and Exchange Commission on Form N-2; preparing, reviewing, and filing any associated marketing or similar materials; printing, mailing, or distributing the Fund’s Prospectus, Statement of Additional Information, and marketing materials; and related filing and legal fees. For the period ended March 31, 2026, the aggregate organizational and offering costs recorded were $44,060 and $197,250, respectively.

The Board of Trustees (the “Board” or “Trustees”) provides supervision of the affairs of the Fund. The Trustees of the Fund, who are not affiliated with the Adviser, receive an annual retainer and per-meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, Chairperson of the Audit Committee, and Chairperson of the Nominating and Governance Committee receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the period ended March 31, 2026, are included in Trustee fees and expenses in the Statement of Operations.

Ultimus Fund Solutions (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Fund. Under the servicing agreement with UFS, the Fund pays customary fees for these services. During the period ended March 31, 2026, certain Fund officers also served as officers of UFS and did not receive any fees directly from the Fund for serving in those capacities. For the period ended March 31, 2026, the Fund incurred $66,079 of administrative service fees and $49,009 of transfer agent fees, which are included in the Statement of Operations. As of March 31, 2026, service fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $78,260 due to UFS for administration service fees and transfer agent fees.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, a related party of UFS, provides compliance services and supplies the chief compliance officer, pursuant to an agreement between NLCS and the Fund. For the period ended March 31, 2026, the Fund incurred $18,448 in NLCS customary fees, which are included in chief compliance officer fees on the Statement of Operations. As of March 31, 2026, service fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $198 due to NLCS for chief compliance officer fees.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Blu Giant, LLC (“Blu Giant”) – Blu Giant, a related party of UFS, provides EDGAR conversion and filing services, as well as print management services for the Fund on an ad-hoc basis. For the period ended March 31, 2026, the Fund incurred $14,931 of printing and postage expenses, which are included in the Statement of Operations. As of March 31, 2026, service fees payable to related parties, as found on the Statement of Assets and Liabilities, includes a payable of $13,108 due to Blu Giant for printing and postage expenses.

5.	Risks, Uncertainties, and Indemnifications

Please refer to the Fund’s Prospectus and Statement of Additional Information for a more comprehensive listing of risks associated with investing in the Fund.

Associated Risks – During the normal course of business, the Fund may purchase, sell, or hold various investments, which may involve certain risks that are not apparent from the financial statements.

In the ordinary course of business, the Fund manages a variety of risks and identifies, measures, and monitors them through various control mechanisms. Multiple market risk factors exist that could cause the Fund to lose some or all of its invested capital. Market and other risk factors are outlined below:

General Economic and Other Risk Factors – The Fund’s investment in the Investment Interests can be significantly affected by general economic and political conditions, as well as global, domestic, and industry-specific market conditions.

Political developments, cybersecurity attacks, natural disasters, public health crises, and other events outside of the Fund’s control can also materially impact the Fund and its Investment Interests. For example, if any of these events occur, they may affect the Investment Interests’ fair value measurements, financing arrangements, or ability to achieve their investment objectives, and the impact could be material.

Credit Risk and Concentration Risk – The Fund participates in multiple Investment Interests investments and, as a result, the aggregate return of the Fund may be materially and adversely affected by the unfavorable performance of those Investment Interests.

The Fund may invest indirectly through the Investment Interests in securities that are either unrated or rated in the lower categories by various credit rating agencies. Securities in these lower-rated categories are subject to a greater risk of loss of principal and interest than higher-rated securities, particularly during periods of deterioration in general economic conditions.

Portfolio Fund Risk – The Fund does not have an active role in the day-to-day management of the Investment Interests in which it invests, nor does it have the ability to approve the specific investment or management decisions made by the general partners of the Investment Interests. As a result, the Fund’s returns primarily depend on the performance of these asset managers and other management personnel and could be adversely affected by unfavorable performance of the Investment Interests in which it invests.

The Fund has substantial investments, through its Investment Interests, in small companies that may have limited business histories, product and service lines, financial resources, and management depth. The Fund, through its investments in the Investment Interests, may invest in certain portfolio companies that are experiencing significant financial or business difficulties and carry a substantial amount of debt or borrowing, which typically includes restrictive covenants. Such investments are subject to a greater risk of poor performance or loss.

Liquidity Risk – Due to the nature of its investments, the Fund is subject to withdrawal restrictions at the discretion of the general partners of the Investment Interests, as described in the subscription agreements of the Investment Interests.

TPG Private Markets Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

6.	REPURCHASES OF SHARES

The Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by shareholders. The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s NAV.

Any Shares held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of their NAV. Any Early Repurchase Fee charged will be retained by the Fund. The Board may waive the Early Repurchase Fee if it determines that doing so is in the Fund’s best interests and does not unfairly discriminate against any shareholder.

There is no minimum number of Shares required for any repurchase offer. The Adviser generally expects to recommend quarterly repurchases as of March 31, June 30, September 30, and December 31 each year. Repurchases will not begin until one year after the Fund has commenced operations. Each repurchase offer will typically begin about 45 days before the applicable repurchase date.

For the period from October 1, 2025 (commencement of operations) to March 31, 2026, there were no repurchase offers.

7.	NEW ACCOUNTING PRONOUNCEMENT

The Fund adopted ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Subsequent to March 31, 2026, and through May 29, 2026, the date on which the financial statements were issued, the Adviser evaluated subsequent events and concluded that no events required accrual or disclosure.

TPG Private Markets Fund
ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited)
March 31, 2026

Approval of Investment Advisory Agreement

At a meeting held on June 9, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of TPG Private Markets Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between iCapital Fund Advisers, LLC (“iCapital” or the “Adviser”) and the Fund.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser.

Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by iCapital related to the Management Agreement with respect to the Fund including: the Management Agreement; a description of the manner in which investment decisions are to be made and executed; an overview of the personnel that will perform services for the Fund and their background and experience; a review of the financial condition of iCapital; information regarding risk management processes and liquidity management; the compliance policies and procedures of iCapital, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and iCapital’s compliance and regulatory history.

The Board reviewed the portfolio capabilities of iCapital and its ability to deliver performance consistent with what shareholders are accustomed to. The Board also considered the CCO’s statement that he had reviewed the compliance policies and procedures of iCapital and concluded that its compliance program is reasonably designed to prevent and detect violations of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and complies with Rule 38a-1 under the 1940 Act. Based on this review, the Board concluded that the range and quality of services provided by iCapital to the Fund under the Management Agreement were expected to be satisfactory.

TPG Private Markets Fund
ADVISORY CONTRACT RENEWAL AGREEMENT (Unaudited)(Continued)
March 31, 2026

Performance. Mr. Veronis stated that the Adviser currently also advises another alternative strategies fund registered under the 1940 Act, and he reviewed the performance of such fund since its inception.

Advisory Fees. As to the costs of the services to be provided, the Board considered a comparison prepared by iCapital of the Fund’s proposed advisory fee to those of comparable private equity focused tender offer funds (the “Peer Funds”). The Board considered that iCapital was proposing an annualized advisory fee of 0.35% of the Fund’s net assets, which was lower than the mean advisory fee charged to the Peer Funds. The Board concluded that the proposed contractual advisory fee was not unreasonable.

Profitability. The Board noted the Adviser’s estimated net profitability with respect to its proposed engagement with the Fund is reasonable and not excessive given the complexity of this Fund.

Economies of Scale. The Board determined that based on the Fund’s anticipated asset size and complexity, and expense limitation agreement with iCapital, economies of scale that would require breakpoints will not be realized in the near-term.

Fall-out Benefits. The Board considered whether the Adviser may receive other ancillary or “fall out” benefits as a result of its relationship with the Fund. The Board considered that iCapital Markets LLC, an affiliate of the Adviser, would serve as principal underwriter of the Fund. The Board noted that, as principal underwriter, iCapital Markets LLC would receive distribution and service fees from the Fund and would receive the sales charges on sales of Class A shares of the Fund, all or a majority of which was expected to be reallowed to various financial intermediaries.

Conclusion. Mr. Gersten reported that the Board, having requested and received such information from iCapital as it believed reasonably necessary to evaluate the terms of the Management Agreement and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that the approval of the Management Agreement is in the best interests of the Fund and its investors. In considering the Management Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

TPG Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (60) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trust and President	Indefinite Length — Since 2025	Co-Founder and Managing Partner of iCapital Network	5	None

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (75) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Christopher Russell (61) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Partner and Manager, CWR Partners LLC (Since 2023); Manager and Owner SCWM Capital LLC (since 2024); Managing Director (2018-2024)	5	N/A

Anita K. Krug (56) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2025	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 –2018), Professor (2016 –2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 –2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021); Trustee of Altair/Eagle Funds (since 2024)

TPG Private Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

Daniel Ellenwood (57) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length— Since 2025 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments -TIAA (2013-2021).

Jared Lahman (39) Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 69022	Anti-Money Laundering Officer	Indefinite Length-Since 2025	Compliance Analyst, Northern c/o Lights Compliance Services, LLC (since January 2019)

Indira Mahadeo (54) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2025	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (63) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length —Since 2025	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

Timothy Burdick (38) c/o TPG Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2025	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 –2019).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

PRIVACY NOTICE

What does TPG Private Markets Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

TPG Private Markets
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 212.994.7400 or by referring to the Funds’ website https://tpmfund.com/#materials or the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 212.994.7400.

INVESTMENT ADVISER
iCapital Fund Advisors LLC
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TPG--AR26

iCapital

icapital.com

North America
New York City
Princeton
Greenwich
Boston
Boca Raton
Toronto
Stamford
Jacksonville
Salt Lake City
Miami

Europe
Zurich
London
Lisbon
Edinburgh
Abu Dhabi

Asia
Hong Kong
Singapore
Tokyo
Sydney

(b)       Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for Fiscal Years Ended March 31, 2026

2026 - $70,000

(b)	Audit-Related Fees

There were no fees billed in each of the last fiscal year ended March 31, 2026, for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026 - $65,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

For Fiscal Years Ended March 31, 2026

2026 - $65,000

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Investment Interests do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Interests seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Interests in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and Jonathan Meltzer.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc, where he is Head of Fund Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

Jonathan Meltzer

Jonathan is a Co-Portfolio Manager of the Fund. Prior to joining iCapital in 2025, Jonathan was a Managing Partner of Alumni Ventures, where he was responsible for constructing and managing diversified portfolios of co-investments in venture-backed companies. Prior to Alumni Ventures, Mr. Meltzer spent 12 years investing in private equity at Spring Creek Investment Management, Ulysses Management and American Capital. Jonathan began his career as an investment banker at Goldman Sachs, and Wasserstein Perella. He graduated cum laude from the Wharton School, University of Pennsylvania with a BS in Economics and from Columbia Business School with an MBA.

(a)(2)

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

Nick Veronis	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	3	1,809	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Jonathan Meltzer	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March 31, 2026, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iCapital Fund Advisors LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March 31, 2026, Nick Veronis had $500,001 - $1,000,000 in beneficial ownership of the Fund.

As of March 31, 2026, Jonathan Meltzer had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TPG Private Markets Fund
By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/09/2026